Restructuring and Long-Lived Asset impairment	12 Months Ended
Dec. 31, 2022
Restructuring and Related Activities [Abstract]
Restructuring and Long-Lived Asset impairment
Note 10—Restructuring and Long-Lived Asset impairment
Severance and Benefit Expense
On January 4, 2022, the Company announced a reduction in force impacting somewhat less than half of its employees. The Company’s decision to engage in this reduction resulted from an assessment of its internal resource needs, given the results of the Phase 3 study of ANG-3777 in patients at risk for delayed graft function (DGF) would likely not support a regulatory approval in that population and the Phase 2 study in acute kidney injury associated with cardiac surgery involving cardiopulmonary bypass (CSA-AKI) would not support a Phase 3 trial in that indication. This reduction was a cost-cutting measure across the organization to support the Company’s 2022 primary focus on the clinical development of its investigational asset ANG-3070, a highly selective, oral tyrosine kinase receptor inhibitor in development as a treatment for fibrotic diseases, as well as advancing preclinical assets to IND-enabling studies. In connection with the reduction in force, the Company incurred termination costs, which include severance, benefits, and related costs of approximately $3.2 million for the year ended December 31, 2022, which were recorded in restructuring expense on the consolidated statement of operations. The Company paid $2.4 million during the year ended December 31, 2022 and expects to pay the remaining $0.8 million on or before September 2023.
On July 25, 2022, the Company announced a process to explore strategic options for enhancing and preserving shareholder value (the “2022 Strategic Realignment”). Potential strategic options to be explored or evaluated as part of the process may include, but are not limited to merger, reverse merger, other business combination, sale of assets, licensing, or other strategic transactions. In connection with the 2022 Strategic Realignment, the Company also announced the discontinuation of development of ANG-3070 for all indications and the discontinuation of most other development activities pending conclusion of the strategic process. In connection with the foregoing, the Company also announced an additional reduction in force of the majority of its 37 employees. This reduction in force, completed in 2022, is a cash preservation measure and impacts employees across the organization. In connection with the reduction in force, the Company recorded a charge of $3.0 million in restructuring expense on the consolidated statement of operations of which $2.2 million was paid during the year ended December 31, 2022 and the remaining $0.8 million was paid in first quarter of 2023. These charges are primarily one-time termination benefits payable in cash.
Long-Lived Asset Impairment
The significant cut in the number of employees from the reduction in force announced on July 25, 2022 and the Company’s suspension of certain of its operations in deference to its 2022 Strategic Realignment impacted the Company’s use of its leased facilities. As of December 31, 2022, the Company was no longer conducting operations in its Newton, Massachusetts facility or its leased facility in Uniondale, New York, other than to store equipment. The Company determined that the right-of-use assets related to each facility were impaired. As a result, the Company recognized an impairment of $3.0 million related to the leases to write down the right-of-use assets to their fair value.
The Company has currently suspended clinical development activities in anticipation of the announced merger, and does not have any products approved for sale and has not generated any revenue from product sales since its inception and does not expect to generate revenue from product sales unless it successfully develops, and Angion or its collaborators commercialize, its product candidates, which the Company does not expect to occur in the near future, if ever.